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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05769

Invesco High Income Trust II

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/14

Item 1. Report to Stockholders.

Annual Report to Shareholders | February 28, 2014

Invesco High Income Trust II

NYSE: VLT

2 Performance Summary
2 Management Discussion
4 Supplemental Information
5 Dividend Reinvestment Plan
6 Schedule of Investments
17 Financial Statements
20 Notes to Financial Statements
27 Financial Highlights
29 Auditor's Report
30 Tax Information
T-1 Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary

This is the annual report for Invesco High Income Trust II (the Trust) for the fiscal year ended February 28, 2014. The Trust’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities, by the total number of shares outstanding. Market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the reporting period ended February 28, 2014, Invesco High Income Trust II at NAV outperformed the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, the Trust’s benchmark, mainly due to the Trust’s use of financial leverage in what was generally a rising market.

Performance
Total returns, 2/28/13 to 2/28/14
Trust at NAV	11.01%
Trust at Market Value	0.34
Barclays U.S. Corporate High Yield 2% Issuer Cap Index‚	8.36

Market Price Discount to NAV as of 2/28/14	-6.93
Source(s): ‚Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Trust seeks to provide high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed diversified portfolio of high-income producing fixed-income securities. We invest primarily in debt securities that are determined to be below investment-grade quality. These bonds, commonly known as “junk bonds,”

are typically corporate bonds of US-based companies, many of which are moderately sized firms. We principally invest in junk bonds, although we tend to have a lower weighting in the lowest quality bonds in the asset class. We may invest in convertible bonds, preferred stocks, derivatives and bank loans, but currently we do not expect these instruments to be a substantial part of our portfolio.

Portfolio Composition†
By credit quality, based on total investments
BBB	2.1%
BB	47.9
B	40.2
CCC	6.3
Non-Rated	2.0
Cash	1.5

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Fixed Income Issuers*

1. First Data Corp.	2.0%
2. MGM Resorts International	1.9
3. T-Mobile USA, Inc.	1.8
4. K. Hovnanian Enterprises Inc.	1.8
5. Freescale Semiconductor Inc.	1.7

Total Net Assets	$145.2 million

Total Number of Holdings*	389

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

*Excluding money market fund holdings.

    The primary driver of our security selection is fundamental, bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented by an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis.

    Portfolio construction begins with a well-defined portfolio design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment), as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.

    Sell decisions are generally based on:

■	Low equity value to debt, high subordination and negative free cash flow, coupled with negative news, declining expectations or an increasing risk profile.
■	Very low yields.
■	Presentation of a better relative value opportunity.

Market conditions and your Trust

The high yield market was positive for the reporting period and posted strong returns versus other fixed income market classes. The high yield market had a strong start to 2013, but from late May through June, capital market declined following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). Higher yielding asset classes were particularly susceptible to the sell-off, not only because higher yields equal lower prices, but also because investors were quick to exit the asset class due to technical pressure from redemptions. In September, when the Fed announced its decision to delay tapering, US Treasury rates stabilized through the end of the year. Also, the high yield market saw inflows again with a monthly record of $52.7 billion of new issuance in September.1 In December, as expected, the Fed announced that it would begin reducing the scope of QE in

2                Invesco High Income Trust II

early 2014. A gradual tapering was welcomed by the high yield market as opposed to a more pronounced move.

    While much attention was paid to macroeconomic headlines during the fiscal year, the improving fundamentals of the high yield market occurred with less fanfare. Issuers experienced top-line growth, earnings before interest, taxes, depreciation and amortization rose faster than debt levels, and overall leverage in the market decreased. The default rate for the year was muted and reached a six-year low in December.1 New high yield bond issuance hit a calendar year record of almost $400 billion for 2013.1

    The par-weighted high yield default rate decreased to 0.67%1 at the end of the reporting period, down from the same time a year ago when the rate was at 1.23%.1

    The Trust and the broad US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, generated a positive total return for the fiscal year ended February 28, 2014. At the close of the reporting period, the Trust was underweight in lower-rated and higher-rated securities relative to its benchmark. The Trust, at NAV, generated positive returns on both an absolute and relative basis. Overall, the main contributor to the Trust’s relative performance was credit selection, particularly in the building materials, automotive and other financials sectors. Additionally, the food and beverage, transportation and wireless sectors benefited from strong issuer selection. Further aiding relative returns was an overweight allocation to the building materials sector and underweight exposure to the media cable sector.

    The main detractor from the Trust’s performance relative to its benchmark was issue selection in the banking, independent energy and property and casualty sectors. Additionally, avoidance of the non-captive consumer sector and an underweight allocation in the non-captive diversified sector detracted from relative results. Further, underweight exposure to CCC-rated securities† earlier in the year hurt the Trust’s relative performance as the lower-rated (higher-yielding) tier of the market outperformed throughout the year.

    During the reporting period, the Trust employed a leverage strategy that involved borrowing money at short-term rates and reinvesting the proceeds in long-term securities, taking advantage of the difference between long- and short-term rates and the additional yield received on underlying investments.

As a result, the Trust’s leverage enhanced overall returns and was a meaningful contributor for the reporting period.

    One important factor affecting the Trust’s performance relative to its benchmark was its use of financial leverage through bank borrowings. At the close of the reporting period, leverage accounted for 25% of the Trust’s total assets. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a trust decline, the negative impact of these valuation changes on share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a trust generally are rising. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

    The Trust trades at a market price that may be at a premium or discount to NAV. The Trust traded at a premium in the early part of the reporting period and flattened out in May. The Trust traded at a discount from June through the close of the fiscal year.

    The Trust used derivatives during the reporting period to hedge currency exposure, which had a negative effect on Trust performance.

    At the close of the fiscal year, investors continued to watch the Fed and the impact of tapering after a very volatile year for US Treasuries that included a 100 basis point spike in the 10-year Treasury yield over two months during the summer. (A basis point is one one-hundredth of a percentage point.) Additionally, the high yield market generally outperformed other fixed income asset classes; it typically performs relatively well in rising rate environments. The high yield market got off to a good start in 2014, but we would remind investors that given the current low interest rate environment, it may be unreasonable to expect such strong returns every month. However, with the tapering unwind continuing to work its way through the markets, coupled with constructive language from the Fed, we believe the high yield market still has value as company earnings show steady improvement in an environment of moderate economic growth. Defaults remained extremely low and, in our opinion, overall market spreads have room to compress relative to historical levels.

    We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities generally will fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments or the market price of the Trust’s shares.

    Thank you for investing in Invesco High Income Trust II and for sharing our long-term investment horizon.

1	Source: J.P. Morgan High Yield Market Monitor

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco High Income Trust II. He has been associated with the Invesco or its investment advisory affiliates since 1992 and began managing the Trust in 2010. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco High Income Trust II. He has been associated with the Invesco or its investment advisory affiliates since 1992 and began managing the Trust in 2010. Mr. Hughes earned a BBA in finance and economics from Baylor University.

3                Invesco High Income Trust II

Supplemental Information

Invesco High Income Trust II’s investment objective is to provide to its shareholders high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed income securities.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed-rate, non-investment-grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.
■	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects trust expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

Changes to Investment Policies

In order for the Trust to access additional opportunities to pursue its investment objective, the following changes and clarifications to the Trust’s investment policies were made:

The Trust can invest in derivative instruments including swap contracts (including credit default swaps, total return swaps, interest rate swaps and volatility swaps), options (including interest rate options, credit default swap options and swaptions), futures contracts (including interest rate futures) and forward foreign currency contracts. The Trust can use swap contracts, including interest rate swaps to hedge or adjust its exposure to interest rates, and credit default swaps to create long or short exposure to corporate or sovereign debt securities. The Trust can further use total return swaps to gain exposure to a reference asset and volatility swaps to adjust the volatility profile of the Trust. The Trust can use options, including credit default swap options to gain the right to enter into a credit default swap at a specified future date and swaptions (options on swaps) to manage interest rate risk. The Trust can use interest rate futures contracts to increase or reduce its exposure to rate changes. The Trust can engage in forward foreign currency contracts to mitigate the risk of foreign currency exposure.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Trust’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

4                Invesco High Income Trust II

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5                Invesco High Income Trust II

Schedule of Investments(a)

February 28, 2014

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–120.04%(b)
Aerospace & Defense–3.37%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Notes, 5.25%, 10/01/21(c)	$347,000	$356,542
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	565,000	586,187
Bombardier Inc. (Canada), Sr. Unsec. Notes, 5.75%, 03/15/22(c)	405,000	412,087
7.75%, 03/15/20(c)	822,000	918,585
CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/21(c)	306,000	308,295
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21	349,000	351,618
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	1,107,000	1,201,095
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	402,000	408,030
7.50%, 07/15/21	300,000	331,500
		4,873,939

Airlines–2.71%
Air Canada Pass Through Trust (Canada), Series 2013-1, Class B, Sec. Pass Through Ctfs., 5.38%, 05/15/21(c)	215,000	217,472
American Airlines Pass Through Trust,
Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(c)	486,943	530,768
Series 2013-2, Class B, Sr. Sec. Pass Through Ctfs., 5.60%, 07/15/20(c)	544,714	567,864
Continental Airlines Pass Through Trust, Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	146,309	164,324
Series 2012-3, Class C, Sec. Pass Through Ctfs., 6.13%, 04/29/18	200,000	213,000
UAL Pass Through Trust, Series 2009-2, Class B, Sr. Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(c)	300,684	339,961
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.38%, 06/01/18	1,060,000	1,139,500
US Airways Pass Through Trust,
Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/15	183,409	184,349
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	71,874	81,217
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	75,777	80,513
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 6.00%, 10/23/20(c)	396,000	417,398
		3,936,366

Alternative Carriers–1.49%
Level 3 Communications Inc., Sr. Unsec. Global Notes, 8.88%, 06/01/19	290,000	320,450

	Principal Amount	Value
Alternative Carriers–(continued)
Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/01/20	$1,333,000	$1,454,636
Sr. Unsec. Gtd. Floating Rate Notes, 3.85%, 01/15/18(c)(d)	122,000	124,440
6.13%, 01/15/21(c)	251,000	266,688
		2,166,214

Apparel Retail–1.59%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(c)	1,103,000	1,182,967
L Brands Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	633,000	665,441
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	230,000	259,038
Neiman Marcus Group LTD LLC., Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(c)	187,000	202,895
		2,310,341

Apparel, Accessories & Luxury Goods–0.81%
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	100,000	110,250
7.63%, 05/15/20	780,000	854,100
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	115,000	113,994
William Carter Co. (The), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/21(c)	91,000	93,502
		1,171,846

Application Software–0.46%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 8/15/20(c)	667,000	668,668

Auto Parts & Equipment–1.86%
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.25%, 03/15/21	315,000	339,412
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(c)	360,000	386,100
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	420,000	433,650
Gestamp Funding Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 5.63%, 05/31/20(c)	310,000	322,400
Schaeffler Finance B.V. (Germany), Sr. Sec. Notes, 4.75%, 05/15/21(c)	200,000	201,973
Schaeffler Holding Finance B.V. (Germany), Sr. Sec. Gtd. PIK Notes, 6.88%, 08/15/18(c)	200,000	214,360
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(c)	739,000	790,730
		2,688,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco High Income Trust II

	Principal Amount	Value
Broadcasting–1.10%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	$360,000	$385,200
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	257,000	279,488
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	818,000	871,170
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	65,000	67,925
		1,603,783

Building Products–5.31%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(c)	1,288,000	1,387,820
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(c)	585,000	646,425
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	1,103,000	1,169,180
Griffon Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/01/22(c)	383,000	383,958
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(c)	294,000	296,701
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	1,190,000	1,338,750
10.00%, 12/01/18	660,000	732,600
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(c)	103,000	110,210
7.88%, 03/30/20(c)	555,000	628,537
Sr. Unsec. Notes, 9.75%, 01/15/18	840,000	1,022,700
		7,716,881

Cable & Satellite–6.38%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(c)	390,000	395,850
6.50%, 04/30/21	464,000	497,640
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	1,505,000	1,565,200
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	485,000	534,712
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	249,000	282,615
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 6.63%, 12/15/22	1,372,000	1,454,320
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 06/01/21(c)	680,000	733,550
8.13%, 06/01/23(c)	370,000	403,300
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(c)	600,000	654,000
Ono Finance II PLC (Spain), Sr. Unsec. Gtd. Notes, 10.88%, 07/15/19(c)	710,000	788,100

	Principal Amount	Value
Cable & Satellite–(continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(c)	$815,000	$887,974
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	810,000	862,650
VTR Finance BV (Chile), Sr. Sec. Notes, 6.88%, 01/15/24(c)	200,000	206,500
		9,266,411

Casinos & Gaming–5.06%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	957,000	1,052,700
9.13%, 12/01/18	135,000	147,488
Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 10.00%, 12/15/15	341,000	282,604
Sr. Sec. Gtd. Global Notes, 9.00%, 02/15/20	265,000	259,700
9.00%, 02/15/20	640,000	627,200
Caesars Entertainment Resort Properties LLC, Sec. Notes, 11.00%, 10/01/21(c)	578,000	611,957
Sr. Sec. Notes, 8.00%, 10/01/20(c)	511,000	541,021
MCE Finance Ltd. (Macau), Sr. Unsec. Gtd. Notes, 5.00%, 02/15/21(c)	200,000	200,000
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	840,000	930,300
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	1,640,000	1,890,100
Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	590,000	644,575
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/22	150,000	157,219
		7,344,864

Coal & Consumable Fuels–1.44%
Arch Coal Inc., Sec. Gtd. Notes, 8.00%, 01/15/19(c)	390,000	399,750
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/21	276,000	291,870
8.25%, 04/01/20	790,000	863,075
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	500,000	533,750
		2,088,445

Communications Equipment–1.57%
Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(c)	265,000	251,750
Sr. Sec. Gtd. Notes,
7.00%, 04/01/19(c)	920,000	914,250
9.00%, 04/01/19(c)	1,077,000	1,120,080
		2,286,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco High Income Trust II

	Principal Amount	Value
Computer & Electronics Retail–0.68%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	$935,000	$980,581

Construction & Engineering–1.81%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	1,025,000	1,114,688
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	1,425,000	1,524,750
		2,639,438

Construction & Farm Machinery & Heavy Trucks–3.16%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(c)	696,000	744,720
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	785,000	810,512
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	520,000	548,600
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	395,000	404,875
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	800,000	842,000
Oshkosh Corp., Sr. Unsec. Gtd. Notes, 5.38%, 03/01/22(c)	609,000	625,748
Terex Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	138,000	145,935
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	60,000	65,100
Titan International Inc., Sr. Sec. Gtd. Notes, 6.88%, 10/01/20(c)	373,000	396,313
		4,583,803

Construction Materials–2.07%
Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 5.88%, 03/25/19(c)	900,000	937,701
7.25%, 01/15/21(c)	214,000	230,029
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(c)	175,000	188,125
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	1,220,000	1,421,300
US Concrete, Inc., Sr. Sec. Gtd. Notes, 8.50%, 12/01/18(c)	211,000	225,242
		3,002,397

Consumer Finance–1.47%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	1,172,000	1,423,980
8.00%, 03/15/20	570,000	708,225
		2,132,205

Data Processing & Outsourced Services–2.85%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	1,145,000	1,242,325
First Data Corp., Sec. Gtd. Notes, 8.25%, 01/15/21(c)	1,397,000	1,519,238

	Principal Amount	Value
Data Processing & Outsourced Services–(continued)
Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	$444,000	$532,800
Sr. Unsec. Gtd. Sub. Notes, 11.75%, 08/15/21(c)	435,000	467,625
11.75%, 08/15/21(c)	352,000	378,400
		4,140,388

Distillers & Vintners–0.27%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 8.00%, 04/30/18(e)	357,579	334,397
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	50,000	55,500
		389,897

Diversified Banks–0.75%
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	470,000	497,457
Royal Bank of Scotland PLC (The) (United Kingdom), REGS, Unsec. Sub. Medium-Term Euro Notes, 9.50%, 03/16/22(c)	499,000	588,438
		1,085,895

Diversified Chemicals–0.14%
INEOS Group Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.88%, 02/15/19(c)	200,000	206,000

Diversified Metals & Mining–2.85%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(c)	947,000	1,036,965
8.25%, 11/01/19(c)	385,000	425,425
HudBay Minerals Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	241,000	258,473
Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(c)	52,000	55,380
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(c)	659,000	744,670
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.00%, 01/31/19(c)	610,000	606,892
9.50%, 07/18/18(c)	295,000	332,757
REGS, Sr. Unsec. Euro Notes, 6.00%, 01/31/19(c)	200,000	199,420
Walter Energy, Inc., Sr. Sec. Gtd. Notes, 9.50%, 10/15/19(c)	315,000	320,512
Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	210,000	154,875
		4,135,369

Electrical Components & Equipment–0.22%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(c)	315,000	313,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco High Income Trust II

	Principal Amount	Value

Environmental & Facilities Services–0.63%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	$220,000	$239,800
Clean Harbors Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 06/01/21	200,000	205,000
5.25%, 08/01/20	20,000	20,650
Darling International Inc., Sr. Unsec. Gtd. Notes, 5.38%, 01/15/22(c)	175,000	180,250
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	255,000	271,575
		917,275

Forest Products–0.28%
Boise Cascade Co., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/01/20	365,000	391,462
Emerald Plantation Holdings Ltd. (Cayman Islands), Sr. Sec. Gtd. Global PIK Notes, 6.00%, 01/30/20(f)	10,400	7,982
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes 6.25%, 10/21/17(c)(f)(g)	60,000	300
		399,744

Gas Utilities–2.00%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	790,000	867,025
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	816,000	856,800
Sr. Unsec. Notes, 6.75%, 01/15/22(c)	128,000	134,400
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	538,000	591,800
Sr. Unsec. Notes, 7.38%, 03/15/20	420,000	454,650
		2,904,675

Gold–0.20%
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(c)	290,000	287,245

Health Care Equipment–1.20%
Biomet Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 08/01/20	287,000	311,395
Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 10/01/20	854,000	914,848
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	480,000	518,400
		1,744,643

Health Care Facilities–3.34%
Aviv Healthcare Properties L.P./Aviv Healthcare Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/21	68,000	71,060
Community Health Systems, Inc., Sr. Sec. Gtd. Notes, 5.13%, 08/01/21(c)	192,000	199,920

	Principal Amount	Value

Health Care Facilities–(continued)
Sr. Unsec. Gtd. Notes, 6.88%, 02/01/22(c)	$859,260	$918,334
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	610,000	667,950
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	890,000	976,775
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 12/01/21(c)	206,000	216,300
Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 6.25%, 11/01/18	195,000	216,937
Sr. Sec. Gtd. Notes, 6.00%, 10/01/20(c)	544,000	591,600
Sr. Unsec. Global Notes, 6.75%, 02/01/20	370,000	397,750
8.00%, 08/01/20	170,000	187,638
8.13%, 04/01/22	360,000	405,450
		4,849,714

Health Care Services–0.37%
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(c)	485,000	535,925

Homebuilding–4.59%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(c)	685,000	690,137
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	373,000	393,515
Sr. Unsec. Gtd. Notes, 9.13%, 06/15/18	475,000	504,094
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(c)	601,000	658,095
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	993,000	1,052,580
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(c)	520,000	538,200
7.50%, 05/15/16	170,000	185,513
11.88%, 10/15/15	120,000	138,000
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	249,000	268,297
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/22	140,000	134,400
6.95%, 06/01/18	580,000	657,575
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	625,000	679,687
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	257,000	252,824
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(c)	468,000	518,310
		6,671,227

Hotels, Resorts & Cruise Lines–0.08%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.25%, 03/15/18	105,000	123,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco High Income Trust II

	Principal Amount	Value

Household Products–0.86%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	$350,000	$368,375
7.13%, 04/15/19	355,000	378,519
Sr. Unsec. Gtd. Global Notes, 9.88%, 08/15/19	442,000	500,565
		1,247,459

Independent Power Producers & Energy Traders–1.10%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	594,000	678,645
8.00%, 10/15/17	34,000	40,375
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	346,000	392,710
Sr. Unsec. Gtd. Notes, 6.25%, 07/15/22(c)	298,000	311,037
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	159,325	168,885
		1,591,652

Industrial Conglomerates–0.51%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(c)	695,000	738,438

Industrial Machinery–0.33%
Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	55,000	59,400
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(c)	400,000	424,000
		483,400

Integrated Telecommunication Services–0.14%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 6.50%, 01/15/22(c)	200,000	208,180

Internet Software & Services–1.52%
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	705,000	786,075
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	1,344,000	1,411,200
		2,197,275

Leisure Facilities–0.37%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	310,000	316,200
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	215,000	228,438
		544,638

Managed Health Care–0.10%
WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.75%, 11/15/20	143,000	150,150

	Principal Amount	Value

Marine–0.53%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(c)	$736,000	$769,624

Movies & Entertainment–1.49%
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(c)	550,000	592,625
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(c)	830,000	913,000
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	633,000	661,485
		2,167,110

Multi-Line Insurance–0.17%
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	204,000	239,955

Office Services & Supplies–0.08%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	104,000	111,800

Oil & Gas Drilling–1.19%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	103,000	111,369
Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec. Gtd. Notes, 6.63%, 10/01/22(c)	200,000	205,449
Parker Drilling Co., Sr. Unsec. Gtd. Notes, 6.75%, 07/15/22(c)	31,000	32,240
7.50%, 08/01/20(c)	253,000	271,342
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	815,000	876,125
6.63%, 11/15/20	210,000	226,275
		1,722,800

Oil & Gas Equipment & Services–2.62%
Basic Energy Services, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 02/15/19	135,000	144,450
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	1,015,000	1,080,975
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(c)	730,000	765,587
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	960,000	955,200
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	808,000	836,280
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	21,000	21,998
		3,804,490

Oil & Gas Exploration & Production–10.08%
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/20	254,000	272,415
Sr. Unsec. Gtd. Notes, 5.38%, 11/01/21(c)	535,000	549,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Income Trust II

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Berry Petroleum Co. LLC, Sr. Unsec. Notes, 6.38%, 09/15/22	$282,000	$295,395
6.75%, 11/01/20	531,000	564,187
Bonanza Creek Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/21	1,033,000	1,115,640
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	695,000	757,550
8.25%, 09/01/21	702,000	772,200
Chesapeake Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	665,000	764,750
Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	105,000	120,291
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	633,000	688,387
Energy XXI Gulf Coast, Inc., Sr. Unsec. Gtd. Notes, 7.50%, 12/15/21(c)	638,000	668,305
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	249,000	258,338
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	406,000	411,075
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	999,000	1,018,980
Sr. Unsec. Gtd. Notes, 9.75%, 07/15/20(c)	296,000	313,020
Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 02/01/22	100,000	103,500
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	75,000	83,625
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.50%, 03/15/21(c)	1,184,000	1,255,040
QEP Resources Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/23	220,000	220,000
Sr. Unsec. Notes, 5.38%, 10/01/22	274,000	276,740
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	100,000	103,500
5.75%, 06/01/21	800,000	862,000
Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	206,000	213,210
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	238,000	245,735
SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	1,120,000	1,187,200
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	215,000	232,738
6.63%, 02/15/19	430,000	463,325
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/21	754,000	819,975
		14,636,833

	Principal Amount	Value
Oil & Gas Refining & Marketing–0.18%
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	$237,000	$266,033

Oil & Gas Storage & Transportation–6.41%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/21	591,000	633,847
6.13%, 07/15/22	55,000	59,950
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/20	616,000	662,200
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	838,000	886,185
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	830,000	952,425
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 8.38%, 12/15/18(c)	748,000	796,620
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	230,000	239,200
6.50%, 08/15/21	734,000	800,977
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(c)	670,000	698,475
PVR Partners L.P./Penn Virginia Resource Finance Corp. II, Sr. Unsec. Gtd. Global Notes, 6.50%, 05/15/21	316,000	338,120
8.38%, 06/01/20	330,000	370,425
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/01/20	121,000	127,353
Sr. Unsec. Gtd. Notes, 6.50%, 07/15/21	161,000	175,088
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	109,000	117,448
6.88%, 02/01/21	946,000	1,028,775
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	370,000	416,712
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	566,000	592,885
6.13%, 10/15/21	123,000	129,150
Sr. Unsec. Gtd. Notes, 5.88%, 10/01/20(c)	272,000	284,920
		9,310,755

Other Diversified Financial Services–0.71%
Jefferies Finance LLC/JFIN Co-Issuer Corp., Sr. Unsec. Notes, 7.38%, 04/01/20(c)	600,000	636,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Income Trust II

	Principal Amount	Value
Other Diversified Financial Services–(continued)
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(c)	$375,000	$399,375
		1,035,375

Packaged Foods & Meats–2.53%
Bertin S.A./Bertin Finance Ltd. (Brazil), Sr. Unsec. Gtd. Bonds, 10.25%, 10/05/16(c)	200,000	226,000
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(c)	462,000	479,325
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(c)	320,000	343,200
JBS S.A. (Brazil),
Sr. Unsec. Notes, 10.50%, 08/04/16 (Acquired 08/30/13-10/22/13; Cost $203,969)(c)	185,000	209,512
REGS, Sr. Unsec. Euro Notes, 10.50%, 08/04/16(c)	200,000	226,000
JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(c)	240,000	254,700
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	553,000	602,770
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(c)	520,000	566,800
Smithfield Foods Inc., Sr. Unsec. Notes,
5.25%, 08/01/18(c)	106,000	112,095
5.88%, 08/01/21(c)	106,000	109,710
Treehouse Foods Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 03/15/22	143,000	146,218
Wells Enterprises Inc., Sr. Sec. Notes, 6.75%, 02/01/20(c)	383,000	397,841
		3,674,171

Paper Packaging–0.21%
Beverage Packaging Holdings Luxembourg II S.A., Sr. Unsec. Gtd. Notes, 5.63%, 12/15/16(c)	61,000	63,059
Sr. Unsec. Gtd. Sub. Notes, 6.00%, 06/15/17(c)	231,000	240,817
		303,876

Paper Products–0.76%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	141,000	150,870
Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(c)	84,000	83,790
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	846,000	875,610
		1,110,270

Personal Products–0.53%
Albea Beauty Holdings S.A. (France), Sr. Sec. Gtd. Notes, 8.38%, 11/01/19(c)	708,000	764,936

	Principal Amount	Value
Pharmaceuticals–1.73%
Capsugel S.A., Sr. Unsec. PIK Notes, 7.00%, 05/15/19(c)	$79,000	$82,377
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(c)	976,000	1,039,440
6.38%, 10/15/20(c)	900,000	987,750
6.75%, 08/15/21(c)	36,000	39,420
7.50%, 07/15/21(c)	320,000	365,600
		2,514,587

Real Estate Services–0.33%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	445,000	478,375

Regional Banks–2.04%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	155,000	170,424
Regions Bank, Unsec. Sub. Global Notes, 6.45%, 06/26/37	400,000	447,584
Synovus Financial Corp.,
Sr. Unsec. Global Notes, 7.88%, 02/15/19	400,000	456,000
Unsec. Sub. Global Notes, 5.13%, 06/15/17	1,155,000	1,212,750
Zions Bancorp., Series I, Jr. Unsec. Sub. Notes, 5.80%(h)	730,000	669,775
		2,956,533

Research & Consulting Services–0.46%
FTI Consulting, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	610,000	666,425

Security & Alarm Services–0.22%
ADT Corp. (The), Sr. Unsec. Notes, 6.25%, 10/15/21(c)	302,000	320,120

Semiconductor Equipment–0.95%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	1,300,000	1,384,500

Semiconductors–2.90%
Advanced Micro Devices, Inc., Sr. Unsec. Notes, 6.75%, 03/01/19(c)	27,000	27,270
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(c)	571,000	608,115
Sr. Unsec. Gtd. Global Notes,
8.05%, 02/01/20	1,445,000	1,593,113
10.75%, 08/01/20	239,000	278,435
Micron Technology Inc., Sr. Unsec. Notes, 5.88%, 02/15/22(c)	532,000	557,270
NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(c)	1,080,000	1,152,900
		4,217,103

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Income Trust II

	Principal Amount	Value
Specialized Finance–3.65%
Aircastle Ltd., Sr. Unsec. Global Notes, 6.25%, 12/01/19	$320,000	$349,600
7.63%, 04/15/20	770,000	877,800
Sr. Unsec. Notes, 4.63%, 12/15/18	124,000	128,340
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	705,000	743,775
Sr. Unsec. Notes, 5.50%, 02/15/19(c)	605,000	660,206
Fly Leasing Ltd. (Ireland), Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	222,000	229,770
International Lease Finance Corp., Sr. Unsec. Global Notes, 4.63%, 04/15/21	145,000	146,813
Sr. Unsec. Notes, 8.25%, 12/15/20	1,365,000	1,675,111
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Sr. Unsec. Global Notes, 7.38%, 10/01/17	450,000	480,375
		5,291,790

Specialized REIT’s–0.30%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	405,000	440,438

Specialty Chemicals–1.18%
Chemtura Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/21	224,000	234,080
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(c)	95,000	95,000
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	241,000	257,870
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	690,000	700,350
Sr. Unsec. Notes, 7.38%, 09/15/20	60,000	66,150
PQ Corp., Sec. Notes, 8.75%, 5/01/18(c)	330,000	364,650
		1,718,100

Specialty Stores–0.78%
Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(c)	473,000	478,321
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	239,000	243,183
Sr. Unsec. Gtd. Notes, 5.75%, 06/01/22	386,000	409,642
		1,131,146

Steel–2.66%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 5.75%, 08/05/20	99,000	106,169
6.00%, 03/01/21	687,000	744,933
6.75%, 02/25/22	430,000	480,276
Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 08/15/19	670,000	737,000
6.38%, 08/15/22	148,000	163,170

	Principal Amount	Value
Steel–(continued)
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(c)	$860,000	$915,900
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	420,000	449,400
Sr. Unsec. Notes, 7.38%, 04/01/20	248,000	271,560
		3,868,408

Technology Distributors–0.07%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	90,000	95,850

Tires & Rubber–0.17%
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 6.50%, 03/01/21	220,000	242,000

Trading Companies & Distributors–0.21%
United Rentals North America Inc., Sec. Gtd. Global Notes, 5.75%, 07/15/18	55,000	59,125
Sr. Unsec. Global Notes, 8.25%, 02/01/21	220,000	249,150
		308,275

Trucking–0.50%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/20	40,000	42,750
7.38%, 01/15/21	616,000	682,220
		724,970

Wireless Telecommunication Services–7.36%
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(c)	225,000	240,187
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(c)	855,000	857,137
7.00%, 02/15/20(c)	235,000	244,400
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20	885,000	954,694
SBA Communications Corp., Sr. Unsec. Global Notes, 5.63%, 10/01/19	458,000	482,045
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	940,000	1,041,050
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	579,000	596,370
11.50%, 11/15/21	165,000	221,100
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(c)	445,000	513,975
9.00%, 11/15/18(c)	430,000	526,750
Sprint Corp., Sr. Unsec. Gtd. Notes, 7.88%, 09/15/23(c)	217,000	240,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Income Trust II

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/21		$760,000	$813,200
6.63%, 04/01/23		595,000	637,394
Sr. Unsec. Gtd. Notes, 6.54%, 04/28/20		473,000	513,205
6.63%, 04/28/21		304,000	330,980
6.84%, 04/28/23		303,000	329,134
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec. Loan Participation Notes, 7.75%, 02/02/21(c)		400,000	432,000
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(c)		1,020,000	1,088,850
Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(c)		600,000	630,375
			10,693,716
Total U.S. Dollar Denominated Bonds and Notes (Cost $166,277,304)			174,297,240

Non-U.S. Dollar Denominated Bonds & Notes–8.21%(i)
Apparel, Accessories & Luxury Goods–0.47%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(c)	EUR	300,000	447,217
Takko Luxembourg 2 S.C.A. (Germany), Sr. Sec. Gtd. Notes, 9.88%, 04/15/19(c)	EUR	180,000	227,957
			675,174

Auto Parts & Equipment–0.43%
Autodis S.A. (France), Sr. Sec. Gtd. Notes, 6.50%, 02/01/19(c)	EUR	440,000	618,543

Broadcasting–0.61%
Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(c)	EUR	390,000	570,616
CET 21 spol sro (Czech Republic), Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(c)	EUR	210,000	312,327
			882,943

Cable & Satellite–0.24%
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(c)	EUR	235,000	353,580

Casinos & Gaming–0.77%
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(c)	GBP	375,000	675,799
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(c)	CAD	464,000	445,791
			1,121,590

	Principal Amount		Value
Construction & Engineering–0.14%
Astaldi SpA (Italy), REGS, Sr. Unsec. Euro Notes, 7.13%, 12/01/20(c)	EUR	140,000	$206,784

Construction Materials–0.85%
Manutencoop Facility Management SpA (Italy), Sr. Sec. Gtd. Notes, 8.50%, 08/01/20(c)	EUR	330,000	498,771
REGS, Sr. Sec. Gtd. Euro Notes, 8.50%, 08/01/20(c)	EUR	100,000	151,143
Obrascon Huarte Lain S.A. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.63%, 03/15/20(c)	EUR	100,000	154,842
Spie BondCo 3 SCA (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(c)	EUR	270,000	426,720
			1,231,476

Food Distributors–0.84%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(c)	GBP	680,000	1,222,636

Hotels, Resorts & Cruise Lines–0.59%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 7.75%, 06/15/20(c)	EUR	250,000	379,657
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	255,000	470,871
			850,528

Independent Power Producers & Energy Traders–0.29%
Infinis PLC (United Kingdom), Sr. Sec. Notes, 7.00%, 02/15/19(c)	GBP	230,000	416,909

Metal & Glass Containers–0.20%
Greif Luxembourg Finance SCA, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.38%, 07/15/21(c)	EUR	180,000	292,555

Multi-Sector Holdings–0.37%
Odeon & UCI Finco PLC (United Kingdom), Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(c)	GBP	100,000	173,311
REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/18(c)	GBP	211,000	365,686
			538,997

Other Diversified Financial Services–1.40%
AG Spring Finance II Ltd. (Spain), Sr. Sec. Notes, 9.50%, 06/01/19(c)	EUR	160,000	233,547
REGS, Sr. Sec. Euro Notes, 9.50%, 06/01/19(c)	EUR	383,000	559,053
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(c)	GBP	405,000	779,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Income Trust II

	Principal Amount		Value
Other Diversified Financial Services–(continued)
GCS Holdco Finance I S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 6.50%, 11/15/18(c)	EUR	128,000	$189,046
REGS, Sr. Sec. Gtd. Euro Notes, 6.50%, 11/15/18(c)	EUR	104,000	153,600
Numericable Finance & Co. SCA (Luxembourg), REGS, Sr. Sec. Euro Notes, 12.38%, 02/15/19(c)	EUR	68,250	115,166
			2,030,310

Personal Products–0.15%
Albrea Beauty Holdings S.A. (France), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.75%, 11/01/19(c)	EUR	150,000	225,058

Research & Consulting Services–0.19%
La Financiere Atalian S.A. (France), REGS, Sr. Unsec. Gtd. Euro Bonds, 7.25%, 01/15/20(c)	EUR	190,000	281,926

Specialized Finance–0.32%
HSS Financing PLC (United Kingdom), Sr. Sec. Gtd. Notes, 6.75%, 08/01/19(c)	GBP	100,000	171,217
REGS, Sr. Sec. Gtd. Euro Notes, 6.75%, 08/01/19(c)	GBP	169,000	289,358
			460,575

Wireless Telecommunication Services–0.35%
Matterhorn Mobile Holdings S.A. (Luxembourg), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.25%, 02/15/20(c)	EUR	165,000	250,525
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(c)	EUR	175,000	257,060
			507,585
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,942,519)			11,917,169

	Shares
Preferred Stocks–1.75%
Consumer Finance–0.54%
Ally Financial Inc., Series G, 7.00% Pfd.(c)		795	787,721

Diversified Banks–0.26%
Royal Bank of Scotland Group PLC (The), (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.		15,115	377,875

	Shares	Value
Multi-Line Insurance–0.71%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	34,920	$1,031,886

Office REIT’s–0.11%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	6,210	152,704

Tires & Rubber–0.13%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	2,550	189,363
Total Preferred Stocks (Cost $2,021,824)		2,539,549

Common Stocks & Other Equity Interests–0.73%
Apparel, Accessories & Luxury Goods–0.00%
HCI Direct, Inc.–Class A(j)	1,000	0

Automobile Manufacturers–0.63%
General Motors Co.(j)(k)	15,710	568,702
General Motors Co.–Wts. expiring 07/10/16(j)(k)	6,378	171,951
General Motors Co.–Wts. expiring 07/10/19(j)(k)	6,378	117,674
Motors Liquidation Co. GUC Trust(j)	1,673	52,566
		910,893

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Cayman Islands)(f)(j)	9,308	1,489

Paper Products–0.10%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $397,010)(c)(l)	1,840	152,720
Total Common Stocks & Other Equity Interests (Cost $1,288,596)		1,065,102

Money Market Funds–3.82%
Liquid Assets Portfolio–Institutional Class(m)	2,769,668	2,769,668
Premier Portfolio– Institutional Class(m)	2,769,668	2,769,668
Total Money Market Funds (Cost $5,539,336)		5,539,336
TOTAL INVESTMENTS–134.55% (Cost $186,069,579)		195,358,396
OTHER ASSETS LESS LIABILITIES–(34.55)%		(50,161,220)
NET ASSETS–100.00%		$145,197,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Income Trust II

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $75,863,865, which represented 52.24% of the Trust’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Acquired as part of the Sino-Forest Corp. reorganization.
(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2014 represented less than 1% of the Trust’s Net Assets.
(h)	Perpetual bond with no specified maturity date.
(i)	Foreign denominated security. Principal amount is denominated in currency indicated.
(j)	Non-income producing security.
(k)	Acquired as part of the General Motors reorganization.
(l)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(m)	The money market fund and the Trust are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Income Trust II

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $180,530,243)	$189,819,060
Investments in affiliated money market funds, at value and cost	5,539,336
Total investments, at value (Cost $186,069,579)	195,358,396
Receivable for:
Investments sold	844,790
Dividends and interest	3,413,247
Fund expenses absorbed	11,368
Investment for trustee deferred compensation and retirement plans	9,453
Other assets	9,539
Total assets	199,646,793

Liabilities:
Payable for:
Investments purchased	3,489,901
Amount due custodian	21,326
Dividends	31,258
Forward foreign currency contracts outstanding	163,644
Loan outstanding	50,550,000
Accrued fees to affiliates	46
Accrued trustees’ and officers’ fees and benefits	1,299
Accrued other operating expenses	62,530
Trustee deferred compensation and retirement plans	10,213
Accrued interest expense	119,400
Total liabilities	54,449,617
Net assets applicable to shares outstanding	$145,197,176

Net assets consist of:
Shares of beneficial interest	$158,507,411
Undistributed net investment income	(578,501)
Undistributed net realized gain (loss)	(21,862,250)
Net unrealized appreciation	9,130,516
$145,197,176

Shares outstanding, no par value, with an unlimited number of shares authorized:
Outstanding	8,118,429
Net asset value per share	$17.88
Market value per share	$16.65

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Income Trust II

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest (net of foreign withholding taxes of $579)	$12,250,301
Dividends	307,758
Dividends from affiliated money market funds	1,745
Total investment income	12,559,804

Expenses:
Advisory fees	1,342,299
Administrative services fees	50,000
Custodian fees	20,417
Interest, facilities and maintenance fees	572,259
Transfer agent fees	36,788
Trustees’ and officers’ fees and benefits	14,059
Professional services fees	158,302
Other	101,759
Total expenses	2,295,883
Less: Fees waived	(129,930)
Net expenses	2,165,953
Net investment income	10,393,851

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	5,090,225
Foreign currencies	(8,896)
Forward foreign currency contracts	(151,810)
4,929,519
Change in net unrealized appreciation (depreciation) of:
Investment securities	(689,219)
Foreign currencies	9,030
Forward foreign currency contracts	(451,918)
(1,132,107)
Net realized and unrealized gain	3,797,412
Net increase in net assets resulting from operations	$14,191,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Income Trust II

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$10,393,851	$8,085,792
Net realized gain	4,929,519	2,446,839
Change in net unrealized appreciation (depreciation)	(1,132,107)	5,294,046
Net increase in net assets resulting from operations	14,191,263	15,826,677
Distributions to common shareholders from net investment income	(11,154,722)	(8,274,531)
Increase from transactions in common shares of beneficial interest	—	72,853,390
Net increase in net assets	3,036,541	80,405,536

Net assets:
Beginning of year	142,160,635	61,755,099
End of year (includes undistributed net investment income of $(578,501) and $(195,116), respectively)	$145,197,176	$142,160,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Income Trust II

Statement of Cash Flows

For the year ended February 28, 2014

Cash provided by operating activities:
Net increase in net assets resulting from operations	$14,191,263

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by operating activities
Purchases of investments	(138,195,391)
Proceeds from sales of investments	142,787,732
Amortization of premium	499,962
Accretion of discount	(156,514)
Decrease in interest receivables and other assets	392,566
Increase in accrued expenses and other payables	122,639
Net realized gain from investment securities	(5,090,225)
Net change in unrealized appreciation (depreciation) on investment securities	689,219
Net cash provided by operating activities	15,241,251

Cash provided by (used in) financing activities:
Dividends paid to shareholders from net investment income	(11,158,435)
Increase in payable for amount due custodian	21,326
Net cash provided by (used in) financing activities	(11,137,109)
Net increase in cash and cash equivalents	4,104,142
Cash at beginning of period	1,435,194
Cash at end of period	$5,539,336

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$543,607

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco High Income Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-income producing fixed-income securities.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

20                         Invesco High Income Trust II

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Trust’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

21                         Invesco High Income Trust II

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Trust may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Leverage Risk — Leverage exists when a Trust can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate of 0.70% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least August 31, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 1.10%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on August 31, 2014. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Trust in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $129,930.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2014, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

22                         Invesco High Income Trust II

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$8,150,980	$993,007	$0	$9,143,987
Corporate Debt Securities	—	174,297,240	—	174,297,240
Foreign Debt Securities	—	11,917,169	—	11,917,169
	8,150,980	187,207,416	0	195,358,396
Forward Foreign Currency Contracts*	—	(163,644)	—	(163,644)
Total Investments	$8,150,980	$187,043,772	$0	$195,194,752

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 28, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward foreign currency contracts(a)	$17,816	$(181,460)

(a)	Value is disclosed as forward foreign currency contracts outstanding on the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts*
Realized Gain (Loss)
Currency risk	$(151,810)
Change in Unrealized Appreciation (Depreciation)
Currency risk	$(451,918)
Total	$(603,728)

*	The average notional value of forward foreign currency contracts outstanding during the period was $10,252,325, respectively.

23                         Invesco High Income Trust II

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
3/06/14	Citigroup Global Markets Inc.	EUR	5,916,121	USD	8,083,203	$8,166,050	$(82,847)
3/06/14	Citigroup Global Markets Inc.	USD	1,261,430	EUR	926,785	1,279,246	17,816
3/06/14	RBC Capital Markets Corp.	GBP	1,866,364	USD	3,049,574	3,125,103	(75,529)
4/14/14	Citigroup Global Markets Inc.	GBP	853,650	USD	1,409,743	1,428,985	(19,242)
4/29/14	RBC Capital Markets Corp.	CAD	490,000	USD	438,040	441,882	(3,842)
Total open forward foreign currency contracts							$(163,644)

Currency Abbreviations:

CAD	– Canadian Dollar
GBP	– British Pound Sterling
EUR	– Euro
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Effective with the beginning of the Trust’s fiscal year, the Trust has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Trust must have a basis to conclude that such netting arrangements are legally enforceable. The Trust enters into netting agreements and collateral agreements in an attempt to reduce the Trust’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Trust is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 28, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$17,816	$(17,816)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$102,089	$(17,816)	$84,273	$—	$—	$84,273
RBC Capital Markets Corp.	79,371	—	79,371	—	—	79,371
Total	$181,460	$(17,816)	$163,644	$—	$—	$163,644

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.

During the year ended February 28, 2014, the Trust paid legal fees of $96,073 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 6—Cash Balances and Borrowings

Trust has entered into a $65 million Credit Agreement which will expire on August 29, 2014. This Credit Agreement is secured by the assets on the Trust.

During the year ended February 28, 2014, the average daily balance of borrowing under the Credit Agreement was $50,550,000 with a weighted interest rate of 0.97%. Expenses under the Credit Agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

24                         Invesco High Income Trust II

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$11,154,722	$8,274,531

Tax Components of Net Assets at Period-End:

2014
Net unrealized appreciation — investments	$8,700,327
Net unrealized appreciation — other investments	5,343
Temporary book/tax differences	(8,994)
Capital loss carryforward	(22,006,911)
Shares of beneficial interest	158,507,411
Total net assets	$145,197,176

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Trust utilized $4,561,489 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$14,276,956	$—	$14,276,956
February 28, 2017	7,729,955	—	7,729,955
	$22,006,911	$—	$22,006,911

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2014 was $139,960,063 and $143,328,378, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$9,439,590
Aggregate unrealized (depreciation) of investment securities	(739,263)
Net unrealized appreciation of investment securities	$8,700,327

Cost of investments for tax purposes is $186,658,069.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital distribution, bond premium amortization and fair fund settlements, on February 28, 2014, undistributed net investment income was increased by $377,486, undistributed net realized gain (loss) was increased by $65,294 and shares of beneficial interest was decreased by $442,780. This reclassification had no effect on the net assets of the Trust.

25                         Invesco High Income Trust II

NOTE 10—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Years ended February 28,
	2014	2013
Beginning shares	8,118,429	3,770,265
Shares issued in connection with acquisition(a)	—	4,348,164
Ending shares	8,118,429	8,118,429

(a)	As of the opening of business on August 27, 2012 Invesco High Yield Investments Fund, Inc. (the “Target Trust”) merged with and into the Trust pursuant to a plan of reorganization approved by the Trustees of the Trust on November 28, 2011 and by the shareholders of the Target Trust on August 14, 2012. The reorganization was accomplished by a tax-free exchange of 4,348,164 shares of the Trust for 11,653,080 shares outstanding of the Target Trust as of the close of business on August 27, 2012. Each class of the Target Trust was exchanged for like class of shares of the Trust, based on the relative net asset value of the Target Trust to the net asset value of the Trust on the close of business, August 27, 2012. The Target Trust’s net assets as of the close of business on August 27, 2012 of $72,853,390, including $2,915,525 of unrealized appreciation, were combined with those of the Trust. The net assets of the Trust immediately before the reorganization were $63,153,220 and $136,006,610 immediately after the reorganization.
The pro forma results of operations for the year ended February 28, 2013 assuming the reorganization had been completed on March 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$11,196,842
Net realized/unrealized gains	9,049,374
Change in net assets resulting from operations	$20,246,216

The combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Trust that have been included in the Trust’s Statement of Operations since August 27, 2012.
The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at time of purchase.

NOTE 11—Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2014:

Declaration Date	Amount per Share	Record Date	Payable Date
March 3, 2014	$0.11	March 14, 2014	March 31, 2014
April 1, 2014	$0.11	April 14, 2014	April 30, 2014

26                         Invesco High Income Trust II

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years ended February 28,			Year ended February 29, 2012	Two months ended February 28, 2011		Years ended December 31,
	2014		2013				2010		2009
Net asset value per common share, beginning of period	$17.51		$16.38	$16.63	$16.16		$15.38		$10.45
Net investment income(a)	1.28		1.35	1.37	0.24		1.61		1.83
Net gains (losses) on securities (both realized and unrealized)	0.46		1.17	(0.23)	0.46		0.73		4.93
Distributions paid to preferred shareholders from net investment income	N/A		—	—	—		(0.01)		(0.42)
Total from investment operations	1.74		2.52	1.14	0.70		2.33		6.34
Less dividends paid to common shareholders from net investment income	(1.37)		(1.39)	(1.39)	(0.23)		(1.55)		(1.41)
Net asset value per common share, end of period	$17.88		$17.51	$16.38	$16.63		$16.16		$15.38
Market value per common share, end of period	$16.65		$18.03	$16.89	$16.52		$16.02		$14.48
Total return at net asset value(b)	10.95%		15.74%	7.26%	4.37%		15.55%		—
Total return at market value(c)	0.34%		15.57%	11.33%	4.59%		21.67%		83.40%
Net assets applicable to common shares, end of period (000’s omitted)	$145,197		$142,161	$61,755	$62,711		$60,916		$57,997
Portfolio turnover rate(d)	74%		58%	60%	18%		135%		58%

Ratios/supplemental data based on average net assets applicable to common shares:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.54	%(f)	1.67%	2.38%	2.44	%(g)	2.57	%(e)	2.31	%(e)
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(h)	1.13	%(f)	1.20%	1.95%	1.71	%(g)	1.74	%(e)
Without fee waivers and/or expense reimbursements	1.63	%(f)	1.83%	2.38%	2.44	%(g)	2.61	%(e)	2.40	%(e)
Ratio of net investment income before preferred share dividends	7.36	%(f)	7.96%	8.69%	8.93	%(g)	10.34%		14.13%
Preferred share dividends	N/A		—	—	—		(0.03)%		—
Ratio of net investment income after preferred share dividends	7.36	%(f)	7.96%	8.69%	8.93	%(g)	10.31%		10.90%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	N/A		N/A	N/A	N/A		N/A		$4,400	(i)
Asset coverage per $1,000 unit of senior indebtedness(j)	$3,872		$3,812	$3,628	$3,412
Asset coverage per preferred share(k)	N/A		N/A	N/A	N/A		N/A		$354,600
Liquidating preference per preferred share(j)	N/A		N/A	N/A	N/A		N/A		$25,000
Total borrowings (000’s omitted)	$50,550		$50,550	$23,500	$26,000		$26,000		$28,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending February 28, 2013, the portfolio turnover calculation excludes the value of securities purchases of $94,353,288 and sold of $25,036,644 in the effort to realign the Trust’s portfolio holdings after the reorganization of Invesco High Yield Investments Fund, Inc. into the Trust.
(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(f)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $141,207.
(g)	Annualized.
(h)	For the years ended December 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(i)	Total shares outstanding for the year ended December 31, 2009 was 176.
(j)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares and the borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(k)	Calculated by subtracting the Trust’s total liabilities (not including preferred shares) from the Trust’s total assets and dividing this by preferred shares outstanding.
N/A	= Not Applicable

27                         Invesco High Income Trust II

NOTE 13—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint (“Complaint”) was filed by common shareholders on behalf of the trusts now known as Invesco Advantage Municipal Income Trust II; Invesco Municipal Opportunity Trust; Invesco Municipal Trust; Invesco High Income Trust II; Invesco Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley, and certain individuals (collectively, the “Defendants”) in Rotz v. Van Kampen Asset Management. The Plaintiffs alleged that, prior to the tenure of the current adviser, Defendants breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value, which was allegedly higher than market value at the time, and by not having adequate procedures to deal with potential conflicts of interest. The Plaintiffs alleged that the redemptions of the ARPS wasted Trust assets, occurred at the expense of the Trusts and the common shareholders, and were improperly motivated to benefit preferred shareholders and Defendants. Additionally, the Plaintiffs claimed that the ARPS were replaced with less favorable financing. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trusts assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ alleged breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. On August 10, 2010, the Board of Trustees formed a Special Litigation Committee (“SLC”) to investigate the claims made in the April 2010 demand letters underlying the Complaint with the assistance of independent counsel. After reviewing the findings of the SLC and a vote by Independent Trustees, the Board announced on June 24, 2011, that the Independent Trustees had adopted the SLC recommendation to reject the demands and seek dismissal of the lawsuit. The Trusts filed a motion to dismiss on October 4, 2011, which remains pending. The Trust has accrued $38,418 in expenses relating to these matters during the year ended February 28, 2014.

Management of Invesco and the Trust believe that the outcome of the proceedings described above will not have a material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

28                         Invesco High Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco High Income Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco High Income Trust II (hereafter referred to as the “Trust”) at February 28, 2014, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the two month period ended February 28, 2011 and the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Trust for the year ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

29                         Invesco High Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	2.28%
Corporate Dividends Received Deduction*	1.97%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

30                         Invesco High Income Trust II

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustees
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer of Invesco Advisers, Inc. since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1989	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Trustee/Managing General Partner of funds in the Fund Complex; Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy.
Independent Trustees
David C. Arch — 1945 Trustee	2003	Chairman of Blistex Inc., a consumer health care products manufacturer.	136	Trustee/Managing General Partner of funds in the Fund Complex; Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the, Edward-Elmhurst Hospital.
Jerry D. Choate — 1938 Trustee	2003	Retired. From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee of Amgen Inc., a biotechnological company; Director since 1999 and member of the nominating and governance committee and compensation and executive committee of Valero Energy Corporation, a crude oil refining and marketing company.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Linda Hutton Heagy — 1948 Trustee	2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	13	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the Brain Research Foundation. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.
R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	13	Trustee/Managing General Partner of funds in the Fund Complex; Director of First Solar, Inc. and Member of the Advisory Board of True North Ventures.
Hugo F. Sonnenschein — 1940 Trustee	1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago.	136	Trustee/Managing General Partner of funds in the Fund Complex; Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences.
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC. From 2001 to 2003, Chief Communications Officer, and from 1993–2001, Chief Operating Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution.	13	Trustee/Director/Managing General Partner of funds in the Fund Complex; Chair of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center. Trustee of Colorado College. Trustee of California Institute of Technology. Previously, from 2004-2014, Director of Fluor Corp., a global engineering, construction and management company; From 1992-2000 and 2002-2010, Trustee of the German Marshall Fund of the United States, a public foundation; From 2004-2010, Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; From 2008-2009, director of Changing World Technologies, Inc., an energy manufacturing company; From 2006-2009, director of Intelligent Medical Devices, Inc., a private company which develops diagnostic medical tools.

T-2                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

			N/A	N/A
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

			N/A	N/A

T-3                         Invesco High Income Trust II

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco (Chicago) Funds.	N/A	N/A

Office of the Trust 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Trust Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco High Income Trust II

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is shown below.

    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-05769 VK-CE-HINC2-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$33,500	N/A	$59,875	N/A
Audit-Related Fees(2)	$0	0%	$6,000	0%
Tax Fees(3)	$14,370	0%	$9,900	0%
All Other Fees(4)	$1,923	0%	$0	0%

Total Fees	$50,793	0%	$75,775	0%

(g) PWC billed the Registrant aggregate non-audit fees of $16,293 for the fiscal year ended 2014, and $15,900 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed related to fund mergers.
(3)	Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns.
(4)	All other fees for the fiscal year end February 28, 2014 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended February 28, 2014, and $0 for the fiscal year ended February 28, 2013 , for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☐ Reviewed ☑ Revised by Compliance for Accuracy	November, 2013
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc. Invesco Funds Board, Invesco Funds (Chicago) Board
Approved/Adopted Date	November, 2013

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•

Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•

In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

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B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

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Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•

Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder

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approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

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Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

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Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

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V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.	SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request

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that Invesco’s Clients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•

A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest. A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.	RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Darren Hughes, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 1992.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2014:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco High Income Trust II
Darren Hughes	None	N/A	Over $,1,000,000
Scott Roberts	$100,001-$500,000	N/A	Over $1,000,000

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
3	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.

Assets Managed

The following information is as of February 28, 2014:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
	Invesco High Income Trust II
Darren Hughes	7	$3,762.4	1	$102.5	None	None
Scott Roberts	7	$3,762.4	1	$102.5	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

4	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[5]
Invesco [6] Invesco Australia Invesco Deutschland Invesco Hong Kong[6] Invesco Asset Management.	One-, Three- and Five-year performance against Fund peer group.

Invesco- Invesco Real Estate6,[7] Invesco Senior Secured6, [8]	Not applicable

5	Rolling time periods based on calendar year-end.
6	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
7	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

Invesco Canada[6]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[9]	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as February 12, 2014, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

8	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
9	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco High Income Trust II

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: May 9, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.